                                                                   Exhibit 10.13

                CONSENT AND FIRST AMENDMENT TO CREDIT AGREEMENT
                -----------------------------------------------

     This CONSENT AND FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of December 9, 1997, is among RINGER CORPORATION ("Ringer") and SAFER, INC. ("Safer") (Ringer and Safer are sometimes referred to herein individually as a "Borrower" and collectively as the "Borrowers"), and GENERAL ELECTRIC CAPITAL CORPORATION, as Lender.

                                    RECITALS
                                    --------

     A. Borrowers and Lender are parties to that certain Credit Agreement dated as of May 2, 1997 (as from time to time amended, restated, supplemented or otherwise modified and in effect, the "Credit Agreement"), pursuant to which Lender has made and may hereafter make loanS and advances and other extensions of credit to Borrowers.

     B. Borrowers desire to consummate, and Lender is willing to consent to, the "Transactions" (as hereinafter defined), all on the terms and conditions set forth in this Amendment.

     C. This Amendment shall constitute a Loan Document and these Recitals shall be construed as part of this Amendment; capitalized terms used herein without definition are so used as defined in Annex A to the Credit Agreement.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

     1. Request. Borrowers hereby request that Lender consent to: (a) Ringer's creation of a wholly-owed Subsidiary of Ringer to be merged with and into SRI, with SRI remaining as the surviving corporation and a wholly-owned Subsidiary of Ringer; (1,) SRI's maintenance of (i) the Fremont Loan and (ii) all other Indebtedness of SRI outstanding and in effect as of the date hereof (the "Other Debt"); and (c) the changing of each Borrower's and SRI's Fiscal Year to December 31 (collectively the "Transactions").

     2. Consent. Subject to the conditions set forth in this Amendment, Lender hereby consents to the Transactions; provided that: (a) the Fremont Loan shall be refinanced in full on or prior to April 30, 1998; (b) Lender shall have the right, at its sole discretion, but not an obligation, to refinance the Fremont Loan and no Person shall enter into any agreement or understanding with any other Person to provide such refinancing without first offering such opportunity to Lender and Lender having declined such opportunity; (c) except as may be granted to Lender, no Stock of SRI shall at any time be subject to any Lien; (d) after the consummation of the Transactions, all Financial Statements of Ringer shall be provided on a consolidated and consolidating basis; (e) SRI shall not be considered a Subsidiary of Ringer for purposes of calculating Borrowers' compliance with the Financial Covenants set forth in Annex G to the Credit Agreement; (f) no Credit Party shall advance to SRI, or cause or permit to be advanced to SRI, and SRI shall not incur, any intercompany Indebtedness of whatsoever nature; (g) no Credit Party shall incur, or cause or permit to be incurred, any Guaranteed Indebtedness in respect of any Indebtedness or other obligation of SRI of whatsoever nature; (h) no Credit Party shall make, or cause or permit to be made, any investment in SRI of whatsoever nature; and (i) SRI shall at no time incur or otherwise assume any Indebtedness or Guaranteed Indebtedness in addition to the Fremont Loan and the Other Debt.

     3.   Amendment. The Credit Agreement is hereby amended as follows:

     (a) The following clause (o) is inserted immediately after clause (n) contained in Section 8.1 of the Credit Agreement:

          (o) A default, event of default or other failure of SRI to perform any of its obligations in respect of the Fremont Loan, or any document or other instrument executed or delivered in connection therewith, shall occur.

     (b) The term "Fiscal Year" contained in Annex A to the Credit Agreement is replaced with the following defined term:

          "Fiscal Year" shall mean any of the annual accounting periods of Borrowers ending with December 31 of each year.

     (c) The following defined term is inserted into Annex A to the Credit Agreement in appropriate alphabetical order:

          "Fremont Loan" shall mean that certain revolving credit facility outstanding between SRI and Fremont Financial Corp. having a maximum principal amount of $8,000,000, as in effect as of December 9, 1997

     (d) The following defined term is inserted into Annex A to the Credit Agreement in appropriate alphabetical order:

          "SRI" shall mean Southern Resources Inc., a Georgia corporation.

     4. Conditions to Effectiveness. This Amendment shall become effective on the date first set forth above, provided that:

          (a) Credit Parties and Lender have duly executed and delivered all appropriate signature pages to this Amendment;

          (b) the Transactions shall be consummated in accordance with all applicable provisions of the Credit Agreement, after giving effect to
     Section 2 of this Amendment; and

          (c) the representations and warranties of Borrowers contained in
     Section 5 below shall be true, accurate and complete in all respects as of the effective date of this Amendment.

     5. Representations and Warranties. Borrowers hereby represent and warrant to Lender that:

          (a) As of the date of this Amendment, and after giving effect to this Amendment and the transactions contemplated hereby, no Default or Event of Default shall have occurred or be continuing;

          (b) As of the date of this Amendment, and after giving effect to this Amendment and the transactions contemplated hereby, the representations and warranties of Borrowers contained in the

     Loan Documents are true, accurate and complete in all respects on and as of the date hereof to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date; and

          (c) (i) The execution, delivery and performance by each Borrower of this Amendment and each of the documents and agreements described herein, or contemplated hereby, to which such Borrower is a party are within its corporate powers and have been duly authorized by all necessary corporate action on the part of such Borrower, (ii) this Amendment and such documents and agreements are the legal, valid and binding obligation of each Borrower enforceable against each Borrower in accordance with their respective terms and (iii) neither this Amendment or any such other document or agreement, nor the execution, delivery or performance by any Borrower thereof (A) violates any law or regulation, or any order or decree of any court or Governmental Authority, (B) conflicts with or results in the breach or termination of, constitutes a default under or accelerates any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Borrower is a party or by which any Borrower or any of its property is bound or (C) results in the creation or imposition of any Lien (other than Permitted Encumbrances) upon any of the Collateral.

     6. Effect on Credit Agreement. This Amendment is limited to the specific purpose for which it is granted and, except as specifically set forth above (i) shall not be construed as a consent, waiver or other modification with respect to any term, condition or other provision of the Credit Agreement or any other Loan Document and (ii) the Credit Agreement and the other Loan Documents shall remain in lull force and effect and are each hereby ratified and confirmed.

     7.   Miscellaneous.

     7.1 Successors and Assigns. This Amendment shall be binding on and shall inure to the benefit of Credit Parties, Lender and their respective successors and assigns, except as otherwise provided herein or therein; provided that no Credit Patty may assign its rights, obligations, duties or other interests hereunder without the prior written consent of Lender. The terms and provisions of this Amendment are for the purpose of defining the relative rights and obligations of the Credit Parties and Lender with respect to the transactions contemplated hereby and there shall be no third party beneficiaries of any of the terms and provisions of this Amendment.

     7.2 Entire Agreement. This Amendment, including all documents attached hereto, incorporated by reference herein or delivered in connection herewith, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all other understandings, oral or written, with respect to the subject matter hereof.

     7.3 Fees and Expenses. As provided in Section 11.3 of the Credit Agreement, Borrowers agree to pay on demand all fees, costs and expenses incurred by Lender in connection with the preparation, execution and delivery of this Amendment, together with all fees, costs and expenses incurred by Lender prior to the date hereof which are payable by Borrowers pursuant to Section 11.3 of the Credit Agreement.

     7.4 Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     7.5 Counterparts. This Amendment may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one document.

     7.6 Incorporation of Credit Agreement. The provisions contained in Sections 11.9 and 11.13 of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.

     7.7 Acknowledgment. Each Credit Party hereby represents and warrants that there are no liabilities, claims, suits, debts, liens, losses, causes of action, demands, rights, damages or costs, or expenses of any kind, character or nature whatsoever, known or unknown, fixed or contingent (collectively, the "Claims"), which any Credit Patty may have or claim to have against Lender, or any of their respective affiliates, agents, employees, officers, directors, representatives, attorneys, successors and assigns (collectively, the "Lender Released Parties"), which might arise out of or be connected with any act of commission or omission of the Lender Released Parties existing or occurring on or prior to the date of this Amendment, including, without limitation, any Claims arising with respect to the Obligations or any Loan Documents. In furtherance of the foregoing, each Credit Party hereby releases, acquits and forever discharges the Lender Released Parties from any and all Claims that any Credit Party may have or claim to have, relating to or arising out of or in connection with the Obligations or any Loan Documents or any other agreement or transaction contemplated thereby or any action taken in connection therewith from the begin'-of time up to and including the date of the execution and delivery of this Amendment. Each Credit Party further agrees forever to refrain from commencing, instituting or prosecuting any lawsuit, action or other proceeding against any Lender Released Parties with respect to any and all Claims.

IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

                         RINGER CORPORATION

                         By: /s/ Mark Eisenschenk
                            ---------------------

                         Title: Executive Vice President and CFO
                                --------------------------------

                         SAFER, INC.

                         By: /s/ Mark Eisenschenk
                            ---------------------

                         Title: Executive Vice President and CFO
                                --------------------------------


                         GENERAL ELECTRIC CAPITAL CORPORATION,
                              as Lender

                         By: /s/ Trevor J. Clark
                            --------------------

                         Title: Duly Authorized Signatory
                                -------------------------

The following Person is a signatory to this Amendment in its capacity as a Credit Party and not as a Borrower.

                         SAFER LTD.

                         By: /S/ Mark Eisenschenk
                            ---------------------

                         Title: Executive Vice President
                               -------------------------